AMENDMENT

                                       TO

                          CURIAN VARIABLE SERIES TRUST

                                DISTRIBUTION PLAN

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      This   AMENDMENT  is  made  by  the  CURIAN   VARIABLE   SERIES  TRUST,  a
Massachusetts business trust ("Trust"), to its Distribution Plan ("Plan").

      WHEREAS, the Plan was adopted by the Trust on behalf of the Funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

      WHEREAS, pursuant to this Amendment, the Trust is amending Schedule A of the Plan to add the following new Funds ("New Funds"), amend the name of the following Fund ("Fund Name Change"), and add each New Fund's respective maximum 12b-1 fee:

            NEW FUNDS (EFFECTIVE APRIL 29, 2013)
            1)     CURIAN/ABERDEEN LATIN AMERICA FUND;
            2)     CURIAN/ASHMORE EMERGING MARKET SMALL CAP EQUITY FUND;
            3)     CURIAN/BARING INTERNATIONAL FIXED INCOME FUND;
            4)     CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND;
            5)     CURIAN/EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE
                   FUND;
            6)     CURIAN/LAZARD INTERNATIONAL STRATEGIC EQUITY FUND;
            7)     CURIAN LONG SHORT CREDIT FUND;
            8)     CURIAN/SCHRODER EMERGING EUROPE FUND;
            9)     CURIAN/UBS GLOBAL LONG SHORT INCOME OPPORTUNITIES FUND; AND
            10)    CURIAN/URDANG INTERNATIONAL REIT FUND.

            FUND NAME CHANGE (EFFECTIVE APRIL 29, 2013)

            1)     From: CURIAN DYNAMIC RISK ADVANTAGE - AGGRESSIVE FUND
                   To: CURIAN DYNAMIC RISK ADVANTAGE - GROWTH FUND.

      NOW THEREFORE, the Trust hereby amends the Plan as follows:

      1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the Trust has caused this Amendment to be executed as of to be executed as of February 12, 2013, effective as of April 29, 2013.

CURIAN VARIABLE SERIES TRUST

By: /s/ Emily J. Eibergen
    ---------------------

Name: Emily J. Eibergen
      -----------------

Title: Assistant Secretary
       -------------------

                                   SCHEDULE A
                       LIST OF FUNDS AS OF APRIL 29, 2013

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FUND                                                               MAXIMUM 12B-1 FEE
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
Curian Tactical Advantage 35 Fund                                         .25%
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Curian Tactical Advantage 60 Fund                                         .25%
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Curian Tactical Advantage 75 Fund                                         .25%
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Curian Dynamic Risk Advantage - Diversified Fund                          .25%
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Curian Dynamic Risk Advantage - Growth Fund                               .25%
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Curian Dynamic Risk Advantage - Income Fund                               .25%
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Curian/Aberdeen Latin America Fund                                        .25%
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Curian/American Funds(R) Growth Fund                                      .25%
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Curian/AQR Risk Parity Fund                                               .25%
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Curian/Ashmore Emerging Market Small Cap Equity Fund                      .25%
------------------------------------------------------------------------------------
Curian/Baring International Fixed Income Fund                             .25%
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Curian/BlackRock Global Long Short Credit Fund                            .25%
------------------------------------------------------------------------------------
Curian/DFA U.S. Micro Cap Fund                                            .25%
------------------------------------------------------------------------------------
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund            .25%
------------------------------------------------------------------------------------
Curian/Epoch Global Shareholder Yield Fund                                .25%
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Curian/FAMCO Flex Core Covered Call Fund                                  .25%
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Curian/Franklin Templeton Frontier Markets Fund                           .25%
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Curian/Franklin Templeton Natural Resources Fund                          .25%
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Curian/Invesco Balanced-Risk Commodities Strategy Fund                    .25%
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Curian/Lazard International Strategic Equity Fund                         .25%
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Curian Long Short Credit Fund                                             .25%
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Curian/Neuberger Berman Currency Fund                                     .25%
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Curian/Nicholas Convertible Arbitrage Fund                                .25%
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Curian/PIMCO Credit Income Fund                                           .25%
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Curian/PineBridge Merger Arbitrage Fund                                   .25%
------------------------------------------------------------------------------------
Curian/Schroder Emerging Europe Fund                                      .25%
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Curian/The Boston Company Equity Income Fund                              .25%
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Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund          .25%
------------------------------------------------------------------------------------
Curian/UBS Global Long Short Income Opportunities Fund                    .25%
------------------------------------------------------------------------------------
Curian/Urdang International REIT Fund                                     .25%
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Curian/Van Eck International Gold Fund                                    .25%
------------------------------------------------------------------------------------

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